                                                                  EXHIBIT 10.24

                                    AMENDMENT
                          Dated as of December 27, 1996
                                       to
                           RECEIVABLES SALE AGREEMENT
                           Dated as of August 4, 1995


                  THIS AMENDMENT ("Amendment") dated as of December 27, 1996 is entered into among Interface Securitization Corporation (the "Seller"), Interface, Inc. ("Interface"), as the initial "Collection Agent" under the Sale Agreement referred to below, Special Purpose Accounts Receivable Cooperative Corporation (the "Purchaser") and Canadian Imperial Bank of Commerce, as servicing agent (the "Servicing Agent").

                  PRELIMINARY STATEMENT. The Seller has entered into a Receivables Sale Agreement dated as of August 4, 1995 with Interface, the Purchaser and the Servicing Agent (as heretofore amended, the "Sale Agreement"). Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to such terms in the Sale Agreement. The Seller, Interface, the Purchaser and the Servicing Agent have agreed, on the terms and conditions stated below, to amend the Sale Agreement as hereinafter set forth.

                  SECTION 1. Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Sale Agreement is, effective the date hereof, amended as set forth below:

                  1.1 Article I of the Sale Agreement is amended as follows:

                  (a) The definition therein of "Consent and Acknowledgment" is amended to delete the phrase "dated as of the date hereof" appearing therein.

                  (b) The definition therein of "Guilford" is amended to delete such definition in its entirety and to substitute the following new definition therefor:

                           " 'Guilford' means Interface Interior Fabrics, Inc.
                  (formerly known as Guilford of Maine, Inc.), a Delaware corporation."

                  (c) The definition therein of "Originator" is amended to delete such definition in its entirety and to substitute the following new definition therefor:

                           " 'Originator' means any of Bentley, Guilford,
                  Interface Flooring, Prince Street, Toltec, Intek, Intek Marketing and Guilford Marketing; provided that, for purposes of determining the Aged Receivables Ratio, the Dilution Horizon, the Dilution Ratio or the Loss Reserve Ratio on any date, such determination shall be made without regard to the net sales made, or the Receivables originated, by Guilford or Intek on or after (i) in the case of Guilford, the 'Effective Date' under and as defined in the Guilford Assumption Agreement and (ii) in the case of Intek, the 'Effective Date' under and as defined in the Intek Assumption Agreement."

                  (d) The definition therein of "Parallel Sale Agreement" is amended to delete such definition in its entirety and to substitute the following new definition therefor:

                           " 'Parallel Sale Agreement' means that certain
                  Receivables Sale Agreement dated as of December 27, 1996 among the Seller, Interface, certain financial institutions parties thereto, and the PSA Agent, as the same may from time to time be amended, restated supplemented or otherwise modified in accordance with the terms of this Agreement."

                  (e) The definition therein of "PSA Agent" is amended to delete such definition in its entirety and to substitute the following new definition therefor:

                           " 'PSA Agent' means Canadian Imperial Bank of
                  Commerce, in its capacity as 'Administrative Agent' for the PSA Purchasers under the Parallel Sale Agreement, and any successor thereto in such capacity."

                  (f) The definition therein of "Related Rights" is amended to add, in the parenthetical clause, immediately after the word "therewith", the following:

                           " including, without limitation, each Assumption
                  Agreement".

                  (g) The definition therein of "Sale Documents" is amended to delete such definition in its entirety and to substitute the following new definition therefor:

                           " 'Sale Documents' means this Agreement, the Parallel
                  Sale Agreement, the Transfer Agreements, the Assumption Agreements, the Inventory Transfer Agreements, the Exhibits hereto and thereto, and all other certificates, agreements and documents executed from time to time by any Transaction Party in favor of or otherwise for the benefit of the Purchaser, the Servicing Agent, the PSA Purchasers, the PSA Agent or any Transaction Party in connection with the transactions contemplated in any of the foregoing."

                  (h) The definition therein of "Transfer Agreement" is amended to add, immediately after the phrase "between the Seller and such Originator", the following parenthetical clause:

                           " (whether such Originator is an original signatory
                  thereto or became a party to such agreement pursuant to an Assumption Agreement)".

                  1.2 Article I of the Sale Agreement is further amended to add, in appropriate alphabetical order, the following new definitions thereto:

                           " 'Assumption Agreement' means either the Guilford
                  Assumption Agreement or the Intek Assumption
                  Agreement."

                           " 'Guilford Marketing' means Guilford of Maine
                      Marketing Co., a Nevada corporation."

                           " 'Guilford Assumption Agreement' means that certain
                  Assumption and Amendment Agreement dated as of December 27, 1996 among Guilford, Guilford Marketing and the Seller."

                           " 'Intek' means Intek, Inc., a Georgia corporation."

                           " 'Intek Marketing' means Intek Marketing Co., a
                  Nevada corporation."

                           "'Intek Assumption Agreement' means that certain
                  Assumption and Amendment Agreement dated as of December 27, 1996 among Intek, Intek Marketing and the Seller."

                           " 'Inventory Transfer Agreement' means either (i)
                  that certain Bill of Sale and Assignment and Assumption Agreement effective as of December 29, 1996 between Guilford and Guilford Marketing or (ii) that certain Asset Purchase Agreement effective as of December 29, 1996 between Intek and Intek Marketing, in each case as such agreement may be amended, modified, extended or waived from time to time with the consent of the Majority Bank Purchasers and the Administrative Agent."

                           " 'Prince Street' means Prince Street Technologies,
                  Ltd., a Georgia corporation."

                           " 'Toltec' means Toltec Fabrics, Inc., a Georgia
                  corporation."

                  1.3 The Schedules to the Sale Agreement are amended in the following manner:

                  (a) Schedule C to the Sale Agreement is amended to add to the list of Lock-Box Banks and Lock-Boxes set forth therein the Lock-Box Banks and Lock-Boxes identified on Schedule 1 attached hereto.

                  (b) Schedule D to the Sale Agreement is amended to add to the list of addresses of Transaction Parties set forth therein the addresses identified on Schedule 2 attached hereto.

                  (c) Schedule E to the Sale Agreement is amended to add to the list of assumed names set forth therein the assumed names identified on
         Schedule 3 attached hereto.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Servicing Agent of each of the following:

                  (a) counterparts of this Amendment executed by the Seller, Interface and the Purchaser,

                  (b) an Amended and Restated Performance Guaranty, substantially in the form of Exhibit A hereto, executed by Interface,

                  (c) evidence acceptable to the Servicing Agent (including Uniform Commercial Code search reports) that all Receivables originated by any of Prince Street Technologies, Ltd., Toltec Fabrics, Inc., Intek, Inc., Intek Marketing Co. or Guilford of Main Marketing Co. (each a "New Originator" and collectively the "New Originators") and all proceeds thereof are free and clear of liens, security interests, claims and encumbrances other than Permitted Liens,

                  (d) acknowledgment copies of UCC-1 financing statements, and all other documents reasonably requested by the Servicing Agent, to perfect, evidence and protect (i) the Purchaser's Ownership Interest in the Receivables originated by the New Originators, and (ii) the Seller's ownership interest in the Receivables originated by the New Originators,

                  (e) with respect to each Lock-Box identified on Schedule 1 attached hereto, an original Lock-Box Agreement for such Lock-Box substantially in the form of Exhibit E to the Sale Agreement executed by the Seller and the appropriate New Originator and Lock-Box Bank,

                  (f) a certificate of the Seller's secretary or assistant secretary attesting to: (i) resolutions of the Seller's Board of Directors authorizing the execution by the Seller of the Sale Documents (including this Amendment) to be executed by the Seller; (ii) the names and signatures of the officers of the Seller authorized to execute the Sale Documents (including this Amendment) to be executed by the Seller; and (iii) the completeness and correctness of the attached articles or certificate of incorporation and by-laws of the Seller,

                  (g) a certificate of the secretary or assistant secretary of each of Interface and each New Originator attesting to: (i) resolutions of such Transaction Party's Board of Directors (or a duly authorized committee thereof) authorizing the execution by such Transaction Party of the Sale Documents to be executed by it; (ii) the names and signatures of the officers of such Transaction Party authorized to execute the Sale Documents to be executed by it; and (iii) the completeness and correctness of the attached articles or certificate of incorporation (certified, in the case of each New Originator, by the appropriate Secretary of State) and by-laws of such Transaction Party,

                  (h) opinions from counsel for the Transaction Parties, substantially in the respective forms attached hereto as Exhibit B, and covering such other matters as the Servicing Agent or the Purchaser may reasonably request,

                  (i) certificates of recent date issued by the Secretary of State of the States of each New Originator's jurisdiction of incorporation as to the legal existence and good standing of such New Originator,

                  (j) an executed Transfer Agreement between the Seller and each New Originator (other than Guilford of Maine Marketing Co. and Intek Marketing Co.), respectively,

                  (k) executed Assumption and Amendment Agreements in the form attached hereto as Exhibit C among (i) the Seller, Guilford and Guilford of Maine Marketing Co. and (ii) the Seller, Intek and Intek Marketing Co., and

                  (l) Consent and Acknowledgment executed by each New
         Originator.

                  SECTION 3. Covenants, Representations and Warranties of the Seller.

                  3.1 Upon the effectiveness of this Amendment, each of the Seller and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the Sale Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Seller and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Event of Termination or event or circumstance which, with the giving of notice or the passage of time or both, would constitute an Event of Termination, shall exist under the Sale Agreement.


                  SECTION 4. Reference to and Effect on the Sale Agreement.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Sale Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Sale Agreement as amended hereby.

                  4.2 Except as specifically amended above, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or the Servicing Agent under the Sale Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     INTERFACE SECURITIZATION CORPORATION



                                     By: /s/ Daniel T. Hendrix
                                         ---------------------------------
                                          Daniel T. Hendrix
                                     Title: Senior Vice President and Treasurer



                                     INTERFACE, INC., as Collection Agent



                                     By: /s/ Daniel T. Hendrix
                                         ---------------------------------
                                          Daniel T. Hendrix
                                     Title: Senior Vice President and Treasurer


                                     SPECIAL PURPOSE ACCOUNTS RECEIVABLE
                                       COOPERATIVE CORPORATION, as Purchaser



                                     By: /s/
                                         ---------------------------------
                                     Title: Assistant Treasurer


                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Servicing Agent



                                     By: /s/
                                         ---------------------------------
                                     Title: Authorized Signatory